UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

(c) Appointment of Officer
On April 29, 2025, the Board of Directors (the “Board”) of Equity LifeStyle Properties, Inc. (referred to herein as the “Company,” “we,” “us,” and “our”) named Marguerite Nader as Vice Chairman of the Board and promoted Patrick Waite as President, both effective immediately. Ms. Nader will continue serving as Chief Executive Officer, and Mr. Waite will continue in his role as Chief Operating Officer reporting to Ms. Nader.
Mr. Waite has been Executive Vice President and Chief Operating Officer of the Company since January 2015. Prior to joining the Company in 2013, Mr. Waite was senior vice president of asset management at American Residential Communities, a private operator of manufactured housing communities, from January 2010 through January 2013. He was vice president of Riverside Communities, a manufactured home community affiliate of Helix Funds LLC, from August 2004 to January 2010. Mr. Waite co-founded Continental Communities, a private operator of manufactured home communities, and managed its acquisition program from 1997 to 2001. Mr. Waite was the Director of Acquisitions for the Company from 1993 to 1997.
The Company has not entered into any new compensation arrangements with Mr. Waite in connection with his appointment. There are no family relationships between Mr. Waite and any of the Company’s directors or executive officers. Mr. Waite is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.07    Submission of Matters to a Vote of Security Holders
On April 29, 2025, we held our Annual Meeting, at which stockholders holding 177,145,072 shares of Common Stock (being the only class of shares entitled to vote at the meeting), or approximately 92.68% of our 191,142,869 outstanding shares of Common Stock as of the record date for the meeting, attended the meeting or were represented by proxy. Our stockholders voted on three proposals presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A filed with the Securities and Exchange Commission on March 18, 2025. The proposals submitted for vote and related results of the stockholders' votes were as follows:

Proposal No. 1: To elect nine members of the Board to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. This proposal received the required affirmative vote of holders of a plurality of the votes cast and the directors were elected.

	SHARES VOTED
DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Andrew Berkenfield	173,049,398	303,056	3,792,618
Derrick Burks	173,046,030	306,424	3,792,618
Philip Calian	166,657,511	6,694,943	3,792,618
David Contis	164,887,745	8,464,709	3,792,618
Constance Freedman	170,715,542	2,636,912	3,792,618
Thomas Heneghan	168,507,527	4,844,927	3,792,618
Marguerite Nader	172,688,825	663,629	3,792,618
Radhika Papandreou	172,610,357	742,097	3,792,618
Scott Peppet	172,899,757	452,697	3,792,618

Proposal No. 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	169,579,418	7,521,970	43,684	—

Proposal No. 3: To approve our executive compensation on a non-binding advisory basis. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	161,210,962	12,084,321	51,171	3,792,618
Item 8.01    Other Events
On April 29, 2025, we declared a second quarter 2025 dividend of $0.515 per common share, representing, on an annualized basis, a dividend of $2.06 per common share. The dividend will be paid on July 11, 2025 to stockholders of record at the close of business on June 27, 2025.

    This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement due to a number of factors, which include, but are not limited to the following: (i) the mix of site usage within the portfolio; (ii) yield management on our short-term resort and marina sites; (iii) scheduled or implemented rate increases on community, resort and marina sites; (iv) scheduled or implemented rate increases in annual payments under membership subscriptions; (v) occupancy changes; (vi) our ability to attract and retain membership customers; (vii) change in customer demand regarding travel and outdoor vacation destinations; (viii) our ability to manage expenses in an inflationary environment, including the impact of changes in tariffs, as well as costs associated with supply chain disruptions; (ix) changes in debt service and interest rates; (x) our ability to integrate and operate recent acquisitions in accordance with our estimates; (xi) our ability to execute expansion/development opportunities in the face of changes impacting the supply chain or labor markets; (xii) completion of pending transactions in their entirety and on assumed schedule; (xiii) our ability to attract and retain property employees, particularly seasonal employees; (xiv) ongoing legal matters and related fees; (xv) costs to clean up and restore property operations and potential revenue losses following storms or other unplanned events; and (xvi) the potential impact of material weaknesses, if any, in our internal control over financial reporting.

    For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” and “Forward-Looking Statements” sections in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

    These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

    We are a fully integrated owner of lifestyle-oriented properties and own or have an interest in 455 properties located predominantly in the United States consisting of 173,340 sites as of April 21, 2025. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: May 2, 2025	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer